UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2023

URSTADT BIDDLE PROPERTIES INC.

(Exact Name of Registrant as Specified in Its Charter)

001-12803
(Commission File Number)

Maryland		04-2458042
(State or Other Jurisdiction of Incorporation)		(I.R.S. Employer Identification No.)

321 RAILROAD AVENUE

GREENWICH, Connecticut 06830

(Address of principal executive offices, including zip code)

(203) 863-8200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act::

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	UBP	NYSE
Class A Common Stock, par value $.01 per share	UBA	NYSE
6.25% Series H Cumulative Preferred Stock	UBPPRH	NYSE
5.875% Series K Cumulative Preferred Stock	UBPPRK	NYSE
Common Stock Rights to Purchase Preferred Shares	N/A	NYSE
Class A Common Stock Rights to Purchase Preferred Shares	N/A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On May 17, 2023, Urstadt Biddle Properties Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Regency Centers Corporation, a Florida corporation (“Regency”), Hercules Merger Sub, LLC, a Maryland limited liability company and a wholly owned subsidiary of Regency (“Merger Sub”), UB Maryland I, Inc., a Maryland corporation and a direct wholly owned subsidiary of the Company (“Hermes Sub I”), and UB Maryland II, Inc., a Maryland corporation and a direct wholly-owned subsidiary of Hermes Sub I (“Hermes Sub II”), pursuant to which, in accordance with the terms, and subject to the conditions, set forth therein, (a) Hermes Sub II will be merged with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly owned subsidiary of Hermes Sub I, and (b) following the First Merger, Hermes Sub I will be merged with and into Merger Sub (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub being the surviving entity in the Second Merger.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the First Merger (the “First Merger Effective Time”), each share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), class A common stock, par value $0.01 per share (“Company Class A Common Stock” and, together with Company Common Stock, the “Company Common Shares”), 6.25% Series H Cumulative Redeemable Preferred Stock and 5.875% Series K Cumulative Redeemable Preferred Stock will be converted into one equivalent share in Hermes Sub I, with respect to each class, subject to limited exceptions set forth in the Merger Agreement. Immediately thereafter, at the effective time of the Second Merger (the “Second Merger Effective Time”), each share of Hermes Sub I’s common stock, par value $0.01 per share, and class A common stock, par value $0.01 per share, will be converted into 0.347 (the “Exchange Ratio”) of a share of common stock, par value $0.01 per share, of Regency (“Regency Common Stock”), without interest and subject to certain adjustments (“Merger Consideration”), subject to limited exceptions set forth in the Merger Agreement, and each share of Hermes Sub I’s 6.25% Series H Cumulative Redeemable Preferred Stock and 5.875% Series K Cumulative Redeemable Preferred Stock will be converted into one share of newly issued Regency 6.25% Series A Cumulative Redeemable Preferred Stock (“Regency Series A Preferred Stock”) and 5.875% Series B Cumulative Redeemable Preferred Stock (“Regency Series B Preferred Stock”), respectively, having materially the same terms as the Company’s corresponding series of preferred stock. The Merger Agreement also provides that each share of restricted Company Common Shares will be converted into an equivalent share of restricted Hermes Sub I common stock at the First Merger Effective Time and will fully vest and convert into the right to receive the Merger Consideration at the Second Merger Effective Time. Any shares of Hermes Sub I capital stock held by Regency, Merger Sub or Hermes Sub I will be cancelled and cease to exist without consideration. In lieu of Regency issuing fractional shares, cash will be paid in an amount equal to (x) such fraction of a share of Regency Common Stock, multiplied by (y) the 10-trading day volume-weighted average price per share of Regency Common Stock ending on and including the second business day prior to the closing date.

The consummation of the Mergers is subject to various conditions, including, among others, customary conditions relating to: (a) the approval of the Mergers and the other transactions contemplated by the Merger Agreement by the affirmative vote of the holders of Company Common Shares representing a majority of all votes entitled to be cast on the matter at the meeting of the Company’s stockholders held for that purpose (the “Company Stockholder Approval”); (b) the effectiveness of a registration statement on Form S-4 to register the issuance of Regency Common Stock, Regency Series A Preferred Stock and Regency Series B Preferred Stock in connection with the Mergers; (c) no statute, rule or regulation that makes illegal the consummation of the Mergers having been enacted, issued, enforced, promulgated or enacted and remaining in effect, and no order or injunction of a court of competent jurisdiction being in effect that prohibits the consummation of the Mergers; (d) the shares of Regency Common Stock, Regency Series A Preferred Stock and Regency Series B Preferred Stock to be issued in the Second Merger have been approved for listing on Nasdaq; (e) each of the articles of amendment classifying the Regency Series A Preferred Stock and Regency Series B Preferred Stock have been filed with and accepted for record by the Florida Department of State; (f) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement; (g) no Parent Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement; and (h) the receipt of tax opinions relating to the status as a real estate investment trust of each of Regency and the Company and the tax-free nature of the transaction. The respective obligation of each of

Regency’s and the Company’s to effect the Mergers is also conditioned on the accuracy of the other’s representations and warranties (subject to certain materiality exceptions) and the other’s performance and compliance with, in all material respects, the agreements, obligations and covenants required to be performed by it under the Merger Agreement at or prior to closing of the Mergers.

The Merger Agreement also contains customary representations, warranties and covenants of the Company, Hermes Sub I, Hermes Sub II, Regency and Merger Sub for a transaction of this nature, including covenants regarding the operation of the business of both the Company and its subsidiaries prior to the closing of the Mergers. Regency and the Company have also agreed to coordinate the timing of their regular quarterly dividends prior to the closing of the Mergers. In furtherance of the foregoing, the Company has agreed that its next dividend declared to holders of Company Common Shares will have a record date of June 14, 2023, payable on July 6, 2023, and will be prorated (in an amount equal to (2.5 divided by 3) multiplied by the quarterly dividend for each class of the Company Common Shares) to take into account the shorter period covered from the prior Company record date to June 14, 2023 as compared to the Company’s regular quarterly dividend timing. Also, each party is permitted to declare certain REIT dividends, if necessary, subject to an adjustment to the Exchange Ratio in accordance with the Merger Agreement.

In addition, the Company has agreed to customary “no-shop” restrictions on its ability to solicit any Company Acquisition Proposal (as defined in the Merger Agreement), to enter into any Company Alternative Acquisition Agreement (as defined in the Merger Agreement), and to participate in discussions or negotiations with or provide non-public information to any person relating to any Company Acquisition Proposal. Notwithstanding the limitations applicable under the “no-shop” restrictions, if, after the date of the Merger Agreement and prior to the date on which the Company Stockholder Approval is obtained, the Company receives a bona fide proposal relating to a Company Acquisition Proposal that did not result from a breach of the Company’s obligations under the “no-shop” restrictions and the board of directors of the Company (the “Company Board”) determines in good faith, after consultation with its outside counsel and financial advisors, that such Company Acquisition Proposal either constitutes or would reasonably be expected to lead to a Company Superior Proposal (as defined in the Merger Agreement), the Company may furnish non-public information to the person making such Company Acquisition Proposal in accordance with a confidentiality agreement not materially less favorable in the aggregate than the confidentiality agreement between the Company and Regency and may participate in discussions and negotiations with such person, subject to certain notice and matching rights in favor of Regency.

Notwithstanding these “no-shop” restrictions, prior to obtaining the Company Stockholder Approval, under specified circumstances, the Company Board may change its recommendation of the transaction, and the Company may also terminate the Merger Agreement to accept a Company Superior Proposal upon payment of the termination fee described below.

The Merger Agreement provides for certain customary termination rights of Regency and the Company, including (a) the Company’s right, subject to certain limitations, to terminate the Merger Agreement in certain circumstances to accept a Company Superior Proposal, (b) Regency’s right to terminate the Merger Agreement if the Company Board changes its recommendation that the Company stockholders vote to approve the Mergers (which the Company Board is only permitted to do in limited circumstances with respect to a Company Superior Proposal or Company Intervening Event (as defined in the Merger Agreement)), (c) the right of either party to terminate the Merger Agreement if the Mergers have not been completed on or prior to February 17, 2024 (the “Outside Date”), (d) the right of either party to terminate in the event of an uncured breach by the other party of its representations, warranties or covenants such that would cause the closing conditions not to be satisfied, (e) the right of either party to terminate in the event that a governmental authority of competent jurisdiction issues a final, non-appealable order or takes any other action permanently restraining or otherwise prohibiting the Mergers and (f) the right of either party to terminate upon a failure to obtain the Company Stockholder Approval. The Merger Agreement also provides that the Company will be required to pay Regency a termination fee of the lesser of (i) $31,600,000 and (ii) the maximum amount that could be paid to Regency without causing Regency to fail to meet the requirements for REIT classification under the U.S. federal tax code, following or in connection with the termination of the Merger Agreement in certain circumstances, including if Regency terminates the Merger Agreement (A) because the Company Board changes its recommendation that the Company stockholders vote to approve the Mergers before the Company Stockholder Approval, (B) because the Company terminates the Merger Agreement in order to enter into a Company Superior Proposal or (C) because the Company, within 12 months of a termination of the Merger Agreement for (1) breach or (2) failure to obtain the Company Stockholder Approval, enters into a Company Alternative Acquisition Agreement (as defined in the Merger Agreement) arising from a Company Acquisition Proposal that was public at the time of such termination.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

A copy of the Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Regency, Merger Sub, Hermes Sub I or Hermes Sub II or their respective subsidiaries or affiliates. The representations, warranties and covenants of each of the Company, Regency, Merger Sub, Hermes Sub I and Hermes Sub II contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations, warranties and covenants or any descriptions thereof should not be relied upon by any person as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information will not necessarily be fully reflected in the Company’s or Regency’s public disclosures.

Voting Agreement

On May 17, 2023, the Company entered into a Voting Agreement (the “Voting Agreement”) (solely with respect to certain provisions of the Voting Agreement) with Regency, Willing L. Biddle, Catherine U. Biddle, Elinor F. Urstadt, Urstadt Property Company, Inc., Urstadt Realty Associates Co LP and Urstadt Realty Shares II L.P., in their respective capacities as record or beneficial owners of Company Common Shares (together, the “Family Stockholders”) collectively representing approximately 68% of the voting power among the Company’s stockholders, pursuant to which and on the terms and subject to the conditions thereof, among other things, the Family Stockholders have agreed to vote (or cause to be voted) all of the Company Common Shares owned of record or beneficially by the Family Stockholders as of the date of the Merger Agreement and any additional Company Common Shares of which any such Family Stockholders acquires record or beneficial ownership after the date of the Merger Agreement (collectively, the “Covered Shares”) (a) in favor of any proposal to approve the Mergers (or any similar proposal required to be approved in order for either of the Mergers to be consummated) and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations to complete the Mergers not being fulfilled or result in a breach of any covenant, representation or warranty or any other obligation or agreement of Company contained in the Merger Agreement or (ii) any Company Acquisition Proposal. The Family Stockholders have also agreed not to transfer the Covered Shares. The Voting Agreement expires on the earliest of (A) the Second Merger Effective Time, (B) when the Company Board, in accordance with the terms of the Merger Agreement, changes its recommendation that the Company stockholders vote to approve the Mergers and (C) such time as the Merger Agreement is terminated in accordance with the terms of the Merger Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

A copy of the Voting Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto or their respective subsidiaries or affiliates. The representations, warranties, and covenants of each of the parties thereto contained in the Voting Agreement were made only for purposes of the Voting Agreement and as of specific dates, were solely for the benefit of the parties to the Voting Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations, warranties, and covenants or any descriptions thereof should not be relied upon by any person as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Voting Agreement, which subsequent information will not necessarily be fully reflected in the Company’s or Regency’s public disclosures.

Amendment to Rights Agreement

On May 17, 2023, the Company entered into the Amendment to Rights Agreement (the “Amendment”) with Computershare Inc., a Delaware corporation, as successor-in-interest to Computershare Shareowner Services LLC (f/k/a Mellon Investor Services LLC), as Rights Agent (the “Rights Agent”). The Amendment amends the Rights Agreement (the “Rights Agreement”), dated as of August 13, 2018, by and between the Company and the Rights Agent, to change the Expiration Date (defined therein) from November 11, 2028 to May 17, 2023. As a result of the Amendment, effective as of the close of business on May 17, 2023, the Rights (as defined in the Rights Agreement) have expired and cease to be outstanding.

The foregoing descriptions of the Amendment and the Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment and the Rights Agreement, respectively. A copy of the Amendment is attached hereto as Exhibit 4.1 and incorporated herein by reference. A copy of the Rights Agreement as originally executed is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2018 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 under the heading “Amendment to Rights Agreement” is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 under the heading “Amendment to Rights Agreement” is incorporated herein by reference. The Amendment accelerates the expiration date of the Company’s Common Share Rights and Class A Common Share Rights issued under the Rights Agreement from November 11, 2028 to May 17, 2023.

Item 8.01	Other Events.

In connection with the approval of the Mergers, on May 17, 2023, the Company’s Board of Directors voted to suspend the Company’s Dividend Reinvestment and Share Purchase Plan (the “DRIP”) and the Company’s current stock repurchase program (the “Repurchase Program”), each suspension effective as of immediately prior to the execution of the Merger Agreement. As a result of the suspension of the DRIP, any dividends paid after the date hereof will be paid to the Company’s stockholders in cash.

The Company’s Board of Directors also voted, subject to, contingent upon, and effective as of the First Merger Effective Time, to terminate the DRIP.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to the proposed transaction between the Company and Regency or the Company’s and Regency’s future events, developments or financial or operational performance or results are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “can”, “should,” “plan”, “seek”, “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “anticipate,” “continue”, “guidance,” or variations of such words and other similar language and the negatives of such words. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. These forward-looking statements are based on certain assumptions and analyses made by the Company or Regency in light of their respective experiences and their respective perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Our and Regency’s operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our respective SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our respective businesses, financial condition or operating results, as well as the market price of our respective securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the Company and Regency; the effect of the announcement of the proposed transaction on the ability of the Company and Regency to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; the Company’s and Regency’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the proposed transaction; failure to achieve the anticipated benefits from the proposed transaction; other risks related to the completion of the proposed transaction and actions related thereto, including significant transaction costs and/or unknown or inestimable liabilities, risks related to diverting the attention of the Company and Regency management from ongoing business operations and the risk of stockholder litigation in connection with the proposed transaction; risk factors related to the integration of the two companies and the future opportunities and plans for the combined company; risk factors related to the current economic environment; risk factors related to pandemics or other health crises; risk factors related to operating retail-based shopping centers; risk factors related to real estate investments; risk factors related to the environment affecting the Company’s and Regency’s properties; risk factors related to corporate matters; risk factors related to our respective partnerships and joint ventures; risk factors related to funding strategies and capital structure; risk factors related to the market price for our respective common stock and other securities; and risk factors related our respective qualifications as a REIT.

These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s and Regency’s respective periodic reports and other filings with the SEC, including the risk factors identified in the Company’s and Regency’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither the Company nor Regency undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Regency intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of the Company and that also constitutes a prospectus of Regency. Each of Regency and the Company may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Regency or the Company may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about the Company, Regency and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Regency will be available free of charge on Regency’s website at https://investors.regencycenters.com/ or by requesting copies by mail from Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, FL 32202-5019. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.ubproperties.com/ or by requesting copies by mail from Secretary, Urstadt Biddle Properties Inc., 321 Railroad Avenue, Greenwich, CT 06830.

Participants in the Solicitation

The Company, Regency and certain of their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Regency, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Regency’s proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 22, 2023, and Regency’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 17, 2023. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on February 7, 2023 and the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, which was filed with the SEC on January 13, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or Regency using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are filed as part of this report:

2.1	Agreement and Plan of Merger, dated as of May 17, 2023, by and among Urstadt Biddle Properties Inc., Regency Centers Corporation, Hercules Merger Sub, LLC, UB Maryland I, Inc. and UB Maryland II, Inc.*

4.1	Amendment to the Rights Agreement, dated as of May 17, 2023, by and between Urstadt Biddle Properties Inc. and Computershare, Inc., as Rights Agent.

10.1	Voting Agreement, dated as of May 17, 2023, by and among Urstadt Biddle Properties Inc., Regency Centers Corporation, Urstadt Property Company, Inc., Elinor F. Urstadt, Urstadt Realty Associates Co LP, Urstadt Realty Shares II L.P., Willing L. Biddle and Catherine U. Biddle.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Urstadt Biddle Properties Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2023

URSTADT BIDDLE PROPERTIES INC. (Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer